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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2006 (January 23, 2006)
Raindance Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1157 Century Drive
Louisville, CO		80027

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 878-7326
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
2006 Base Salary Increases
On January 23, 2006, the Compensation Committee of the Board of Directors of Raindance Communications, Inc. (the “Company”) approved base salary increases for executive officers of the Company, effective as of January 1, 2006. This action followed thorough review of the Company’s executive compensation practices and analysis provided by an independent compensation expert retained by the Board. The 2006 annual base salary, effective February 1, 2006, for each of the Company’s “named executive officers” (as contemplated by Item 402(a)(3) of Regulation S-K for completed fiscal year 2005) is summarized in the table below.

Executive	Title	Current Base Salary	2006 Base Salary	Percent Increase
Donald F. Detampel,	Chief Executive
Jr.	Officer	$290,000	$300,000	3.3%
	President and Chief
Peter J. Holst	Operating Officer	$250,000	$250,000	0%
	Chief Financial
Nicholas J. Cuccaro	Officer	$215,000	$225,000	4.6%
	Chief Technology
Todd H. Vernon	Officer	$215,000	$215,000	0%
	Senior Vice
Stephanie A.	President and
Anagnostou	General Counsel	$190,000	$196,000	3.2%
Variable Incentive Bonus Program
We maintain a variable incentive bonus program administered by the Compensation Committee of the Board of Directors. The purpose of the program is to motivate and reward employees for successful achievement of certain corporate goals. The Compensation Committee historically sets a one-year performance period to run from January 1 through December 31 and establishes a list of specific corporate goals for that period as well as specific weighting for each goal. The extent to which these corporate goals are achieved is used in determining the bonus awarded to each of our non-commissioned full-time employees, including our executive officers. Each such employee’s annual bonus, if any, is calculated in accordance with a formula that takes into account base salary, target bonus percentage, and the Company’s performance relative to the aforementioned specific corporate goals. Pursuant to the offer letter between Donald F. Detampel, Jr. and the Company dated January 27, 2004, bonus payments made to Mr. Detampel, our Chief Executive Officer, consists of both cash and restricted shares of the Company’s common stock. All other employees, including executive officers, are eligible to receive only cash under our variable incentive bonus program.
2005 Bonus Payments under the Variable Incentive Bonus Program
On January 23, 2006, the Compensation Committee reviewed our fiscal year 2005 results measured against corporate goals previously established by the Compensation Committee under the variable incentive bonus program. The 2005 corporate goals were based upon categories relating to the composition of revenue and to earnings before interest, taxes, depreciation and amortization. The Compensation Committee determined that the Company attained a specified percentage of each of these goals. Based upon this determination, 2005 bonus awards to each of the Company’s executive officers were finalized.

The bonus awarded to Mr. Detampel was paid sixty percent (60%) in cash and forty percent (40%) in restricted shares of our common stock. The number of shares of restricted stock awarded to Mr. Detampel was determined by dividing the cash equivalent of 40% of the total bonus by the average of the high and low sales price of the Company’s common stock as reported on NASDAQ on the last trading day of 2005. Each of the remaining executive officers of the Company was awarded a cash bonus. Each bonus was awarded with respect to the Company’s attainment of specified corporate goals, as described above, which were adopted as performance goals for the January 1, 2005 through December 31, 2005 period. A portion of such bonus amount was paid to each executive officer by the Company in December, based upon estimated year-end corporate performance relative to the pre-established corporate goals. On January 23, 2006 the Compensation Committee finalized such bonus awards and authorized payment of the unpaid balance of such bonus amounts, based upon the actual corporate performance relative to corporate goals as of December 31, 2005. The 2005 bonus amounts for each of the Company’s “named executive officers” (as contemplated by Item 402(a)(3) of Regulation S-K for completed fiscal year 2005) is summarized in the table below.

Executive	Title	2005 Bonus Award
Donald F. Detampel, Jr.	Chief Executive Officer	$122,601
Peter J. Holst	President and Chief Operating Officer	$64,260
Nicholas J. Cuccaro	Chief Financial Officer	$90,894
Todd H. Vernon	Chief Technology Officer	$90,894
Stephanie A. Anagnostou	Senior Vice President and General Counsel	$52,845
Adoption of 2006 Bonus Program Targets under the Variable Incentive Bonus Program
On January 23, 2006, the Compensation Committee discussed and approved corporate goals and associated bonus target amounts under the variable incentive bonus program for fiscal year 2006. The Committee approved specific goals and targets for the fiscal year 2006 based upon categories relating to the composition of revenue and to earnings before interest, taxes, depreciation and amortization. For each of the categories, a threshold level of revenue or earnings must be reached before any bonus corresponding to such category may be paid out. Additionally, a certain amount of earnings must be met for the bonus plan to be funded at all.
We expect that the bonus awards payable for fiscal year 2006, if any, will be calculated in the manner set forth above and will vary depending upon the extent to which actual performance meets, exceeds, or falls short of the corporate goals approved by our Compensation Committee. In addition, our management team, Compensation Committee and Board of Directors retain the discretion to (i) modify the bonus awards that might otherwise be payable or not payable to all eligible employees or any individual, and (ii) structure bonus incentives in a manner that they believe will appropriately motivate and reward our employees, including executive officers.
Amendment to Offer Letter Between the Company and Don Detampel
On January 23, 2006, the Company entered into an amendment to the offer letter dated January 27, 2004 between the Company and Don Detampel to conform certain provisions thereof to the requirements of Section 409A of the Internal Revenue Code, and the proposed regulations issued by the Treasury Department under Section 409A. The Amendment provides that certain payments to Mr. Detampel in connection with the termination of his employment will either be accelerated, or alternatively, delayed, if necessary to avoid the adverse consequences of Section 409A. The full text of the amendment is attached hereto as Exhibit 10.18.2, which is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
10.18.2	Amendment to Offer Letter dated January 27, 2004 between Raindance Communications, Inc. and Donald F. Detampel, Jr.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: January 25, 2006

RAINDANCE COMMUNICATIONS, INC.
By:	/s/ Stephanie A. Anagnostou
Stephanie A. Anagnostou
Its:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.18.2	Amendment to Offer Letter dated January 27, 2004 between Raindance Communications, Inc. and Donald F. Detampel, Jr.